UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.02.  Results of Operations and Financial Condition

On August 1, 2017, Ashland Global Holdings Inc. (“Ashland”) announced preliminary third quarter results, which are discussed in more detail in the news release (the “News Release”) attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1, which is incorporated herein by reference into this Item 2.02.
Item 7.01.  Regulation FD Disclosure

On August 1, 2017, Ashland will make available the News Release, a slide presentation and prepared remarks on the “Investor Center” section of Ashland’s website located at http://investor.ashland.com.  A copy of the slide presentation and the prepared remarks are attached to this Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	Earnings News Release dated August 1, 2017.
99.2	Slide Presentation dated August 1, 2017.
99.3	Prepared Remarks dated August 1, 2017.

In connection with the disclosures set forth in Items 2.02 and 7.01 above, the information in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any  incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

August 1, 2017	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	News Release dated August 1, 2017.
99.2	Slide Presentation dated August 1, 2017.
99.3	Prepared Remarks dated August 1, 2017.

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